Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of International Food Products Group, Inc. (the “Company”), for the year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph R. Rodriguez, Jr., Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph R. Rodriguez, Jr.
__________________________________________
Joseph R. Rodriguez, Jr.
Chief Financial Officer

Dated: October 31, 2006

A signed original of this written statement required by Section 906 has been provided to International Food Products Group, Inc. and will be retained by International Food Products Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.